SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): July 11, 2000

                           SILVER KING RESOURCES, INC.
                                 ---------------

             (Exact name of registrant as specified in its charter)


        Delaware                      000-26651                  650884085
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(State or other jurisdiction        (Commission              (I.R.S. Employer
  of incorporation)                  File Number)            Identification No.)

                  6025 S. Eaton Lane, Littleton, Colorado 80123
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           (Address of principal executive office, including zip code)


        Registrant's telephone number including area code: (303) 798-2980


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Disposition of Assets.

         On or about June 28, 2000, the board of directors of the Registrant, a Delaware corporation ("Silver King"), approved and adopted the Share Exchange Agreement, dated June 28, 2000, by and among Galaxy Online, Inc. ("Galaxy"), eNexi, Inc., Silver King's wholly-owned subsidiary ("eNexi"), and Viaduct II, Inc. ("Viaduct"), a wholly-owned subsidiary of Silver King formed for the disposition of eNexi's Internet-access-related assets (the "Galaxy Agreement"). Pursuant to the Galaxy Agreement, eNexi transferred 100% of Viaduct's issued and outstanding shares to Galaxy in exchange for 85,563 unrestricted shares of Galaxy's common stock, which were transferred upon the closing of the transaction, and 256,689 restricted shares of Galaxy's common stock, which were placed in escrow to be transferred to eNexi in no more than 24 months
(collectively, the "Shares"). On or about the consummation of the Galaxy Agreement, the Shares were valued $468,000, based upon the public trading price of Galaxy's common stock at the close of business that day. Pursuant to the terms of Galaxy Agreement, the transaction became effective upon delivery of certificates representing the Shares, on or about July 11, 2000.

         Viaduct's assets included a dial-up subscriber base of approximately 1,250 customers, a contact information database for approximately 5,000 unserviced affiliates, and the virtuallyfreeinternet.com domain name and web site. In contemplation of the Galaxy Agreement, Silver King's and eNexi's boards of directors approved and adopted a Contract for Sale of Assets (the "Viaduct Agreement"), between eNexi and Viaduct II, on or about June 28, 2000. The Viaduct Agreement transferred the aforementioned assets from eNexi to Viaduct II for nominal consideration.



Item 7.       Exhibits.

         Exhibit
         Number

           2.1             Share Exchange Agreement by and among Galaxy Online, Inc., eNexi, Inc., and Viaduct
                           II, Inc., dated June 28, 2000.

           2.2             Contract for Sale of Assets, between eNexi, Inc., and Viaduct II, Inc., dated
                           June 28, 2000.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     SILVER KING RESOURCES, INC.
                                                                      Registrant


Date: July 24, 2000                 By:
                                        /s/ Larry Mayle
                                            Larry Mayle, Chief Executive Officer